UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 11, 2007
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

ITEM 8.01 Other Events
     On April 11, 2007, Nash-Finch Company (the “Company”), issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report, announcing that Denise M. Wilson has joined the Company to serve as the Senior Vice President, Human Resources.
     Ms. Wilson, most recently served as Executive Vice President and Chief Administrative Officer of NRG Energy, Inc. (NYSE: NRG), a wholesale power generation company, primarily engaged in the ownership and operation of power generation facilities and the sale of energy, capacity and related products in the United States and abroad. Prior to serving in that position, Ms. Wilson served as NRG’s Vice President, Human Resources. Ms. Wilson’s employment began on March 28, 2007.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the registrant, dated April 11, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: April 12, 2007	By:	/s/ Kathleen M. Mahoney
		Name:	Kathleen M. Mahoney
		Title:	Senior Vice President and General Counsel

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED APRIL 11, 2007

Exhibit No.	Description	Method of Filing

99.1	Press Release, issued by the Registrant, dated April 11, 2007	Furnished herewith